UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2019

Immunovant, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38906	83-2771572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 West 37th Street New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 847-6204

Health Sciences Acquisitions Corporation 412 West 15th Street, Floor 9 New York, NY 10011
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMVT	The Nasdaq Stock Market LLC
Warrants to receive one half of one share of Common Stock	IMVTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one Warrant to receive one half of one share of Common Stock	IMVTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

On December 19, 2019, Immunovant Sciences Ltd. (“ISL”) and Health Sciences Acquisitions Corporation (“HSAC”) announced the closing of the transactions contemplated by the Share Exchange Agreement (as defined below) (the “Transactions”), following the approval at a special meeting of the stockholders of HSAC held on December 16, 2019 (the “Special Meeting”). Upon the closing of the Business Combination (as defined below), the registrant changed its name from Health Sciences Acquisitions Corporation to Immunovant, Inc. (“Immunovant”). Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the definitive proxy statement (the “Proxy Statement”) filed by HSAC with the Securities and Exchange Commission (the “Commission”) on November 27, 2019.

Item 1.01.	Entry into Material Definitive Agreement.

Share Exchange Agreement

As disclosed in the Proxy Statement under the sections titled “The Business Combination Proposal” and “The Share Exchange Agreement,” on September 29, 2019, HSAC, ISL, the stockholders of ISL (the “Sellers”) and Roivant Sciences Ltd., as representative of the Sellers (“Roivant”), entered into a Share Exchange Agreement (“Share Exchange Agreement”).

Upon the closing of the Transactions, HSAC acquired 100% of the issued and outstanding common shares of ISL in exchange for shares of common stock of HSAC, and ISL became a wholly owned subsidiary of HSAC (the “Business Combination”). The combined company after the Business Combination, named Immunovant, Inc., is referred to in this Current Report on Form 8-K as the “Combined Company” or “Immunovant.”

Item 2.01 of this Current Report on Form 8-K discusses the closing of the Business Combination and various other Transactions contemplated by the Share Exchange Agreement, which took place on December 18, 2019 (the “Closing”), and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On May 9, 2019, HSAC entered into a registration rights agreement with Health Sciences Holdings, LLC (the “Sponsor”), pursuant to which the Sponsor was granted certain rights relating to the registration of securities of HSAC held by the Sponsor.

On September 29, 2019, concurrent with the execution of the Share Exchange Agreement, HSAC, the Sponsor and the Sellers entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”), which became effective as of the Closing. Under the Registration Rights Agreement, the Sponsor and the Sellers hold registration rights that obligate us to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of the Registrable Securities (as defined in the Registration Rights Agreement) held by the Sponsor and the Sellers. Each of the Sponsor, Roivant and stockholders holding a majority-in-interest of all such Registrable Securities will be entitled to make a written demand for registration under the Securities Act of all or part of the their Registrable Securities, so long as such shares are not then restricted under the Lock-Up Agreement (as more completely described in the Proxy Statement). Subject to certain exceptions, if we propose to file a registration statement under the Securities Act with respect to our securities, under the Registration Rights Agreement, we will give notice to the Sponsor and the Sellers as to the proposed filing and offer such stockholders an opportunity to register the resale of such number of their Registrable Securities as they request in writing, subject to certain exceptions. In addition, subject to certain exceptions, such stockholders will be entitled under the Registration Rights Agreement to request in writing that we register the resale of any or all of their Registrable Securities on Form S-3 or any other registration statement that may be available at such time.

Under the Registration Rights Agreement, we agreed to indemnify such stockholders and certain persons or entities related to such stockholders against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Registrable Securities, unless such liability arose from their misstatement or omission, and such stockholders including Registrable Securities in any registration statement or prospectus agreed to indemnify us and certain persons or entities related to us against all losses caused by their misstatements or omissions in those documents.

This summary is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sponsor Restricted Stock Agreement

On September 29, 2019, concurrent with the execution of the Share Exchange Agreement, we and the Sponsor entered into a restricted stock agreement (the “Sponsor Restricted Stock Agreement”), pursuant to which the Sponsor agreed that, concurrent with the Closing, the Sponsor would (a) forfeit a number of shares of our common stock equal to: (A) 1,800,000, multiplied by (B) (i) the number of shares of our common stock validly redeemed by holders thereof in connection with the Business Combination as reflected in the records of our transfer agent, divided by (ii) 11,500,000 (such number of shares, the “Cancelled Shares”), and (b) subject a number of shares of our common stock equal to 1,800,000 minus the Cancelled Shares (the “Sponsor Earnout Shares”) to potential forfeiture in the event that the Milestones (as more completely described in the Proxy Statement) are not achieved. In the event of an Acceleration Event (as more completely described in the Proxy Statement), all of the Sponsor Earnout Shares shall vest and no longer be subject to forfeiture, unless in a change of control, the value of the consideration to be received in exchange for a share of our common stock is lower than the applicable Milestone share price thresholds. Any Sponsor Earnout Shares that have not vested on or prior to March 31, 2025 will be forfeited by the Sponsor after such date.

No holder of shares of HSAC’s common stock sold in its initial public offering (“Public Shares”) exercised their right to redeem those shares. As such, there were no Cancelled Shares, and there are 1,800,000 Sponsor Earnout Shares.

This summary is qualified in its entirety by reference to the text of the Sponsor Restricted Stock Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

On December 16, 2019, HSAC held the Special Meeting at which the HSAC stockholders considered and approved, among other matters, the Transactions contemplated under the Share Exchange Agreement. On December 18, 2019, the parties closed the Transactions.

No holder of Public Shares exercised their right to redeem those shares. Immediately after giving effect to the Transactions, there were 56,455,376 shares of our common stock, 10,000 shares of our Series A preferred stock and warrants to purchase 5,750,000 shares of our common stock issued and outstanding.

Immediately prior to the consummation of the Business Combination, two promissory notes, one held by each of RTW Master Fund, Ltd. and RTW Innovation Master Fund, Ltd., were automatically converted into shares of ISL’s common stock exchangeable for an aggregate of 2,250,000 shares of HSAC’s common stock upon the Closing. All interest under the promissory notes was waived and cancelled immediately prior to the consummation of the Business Combination.

Upon the Closing, the Sellers sold to HSAC, and HSAC purchased from the Sellers, all of the issued and outstanding shares and other equity interests in and of ISL, and HSAC issued 42,090,376 of its shares to the Sellers, including 10,000 shares of Series A preferred stock of HSAC issued to Roivant. The issuance of shares of HSAC to the Sellers was consummated on a private placement basis, pursuant to Section 4(a)(2) of the Securities Act. All vested or unvested outstanding options in ISL under its equity incentive plan were automatically assumed by HSAC and converted into options to purchase 4,408,287 shares of our common stock with no substantial changes to their vesting conditions.

On December 19, 2019, our common stock, units and warrants began trading on the Nasdaq Stock Market (“Nasdaq”) under the symbols “IMVT,” “IMVTU” and “IMVTW,” respectively. Upon the Closing, entities affiliated with Roivant beneficially owned approximately 66.3% of our outstanding shares of common stock and the securityholders of HSAC prior to the Closing beneficially owned approximately 25.5% of our outstanding shares of common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq listing rules and we intend to take advantage of certain rules that provide exemptions from certain corporate governance rules of Nasdaq applicable to listed companies.

HSAC’s trust account had a balance immediately prior to the Closing of approximately $116.5 million, prior to the payment of transaction expenses. In addition, approximately $0.8 million remained in HSAC’s operating account immediately prior to the Closing, which, together with approximately $14.7 million of cash of ISL, is expected to finance Phase 2 development of IMVT-1401 in our three initial indications: Graves’ ophthalmopathy, myasthenia gravis and warm autoimmune hemolytic anemia.

This summary is qualified in its entirety by reference to the text of the Share Exchange Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as HSAC was immediately before the Transactions, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Immunovant, as the successor issuer to HSAC, is providing the information below that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the Combined Company after HSAC’s acquisition of ISL in connection with the consummation of the Transactions, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements provide Immunovant’s current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will” and “would,” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Examples of forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding our strategy, clinical development plans, operations, cash flows, financial position and dividend policy. The risks and uncertainties include, but are not limited to:

•	future operating or financial results;

•	future payments of dividends and the availability of cash for payment of dividends;

•	future acquisitions, business strategy and expected capital spending;

•	the initiation, timing, progress, costs and results of our clinical trials for IMVT-1401, including its ASCEND-MG, ASCEND-GO and ASCEND-WAIHA trials;

•	the timing of meetings with and feedback from regulatory authorities as well as any submission of filings for regulatory approval of IMVT-1401;

•	the potential advantages and differentiated profile of IMVT-1401 compared to existing therapies for the applicable indications;

•	our ability to successfully manufacture or have manufactured drug product for clinical trials and commercialization;

•	our ability to successfully commercialize IMVT-1401, if approved;

•	the rate and degree of market acceptance of IMVT-1401, if approved;

•	our expectations regarding the size of the patient populations for and opportunity for and clinical utility of IMVT-1401, if approved for commercial use;

•	our estimates of its expenses, ongoing losses, future revenue, capital requirements and needs for or ability to obtain additional financing;

•	our ability to maintain intellectual property protection for IMVT-1401;

•	our ability to identify, acquire or in-license and develop new product candidates;

•	our ability to identify, recruit and retain key personnel; and

•	developments and projections relating to our competitors or industry.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this Current Report on Form 8-K. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we will file from time to time with the Commission after the date of this Current Report on Form 8-K.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this Current Report on Form 8-K. And while we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements.

Although we believe the expectations reflected in the forward-looking statements were reasonable at the time made, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward looking statements contained in this Current Report on Form 8-K and any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.

Business

Our business is described in the Proxy Statement in the section titled “Immunovant Sciences Ltd.’s Business” and that information is incorporated herein by reference.

Risk Factors

The risks associated with our business are described in the Proxy Statement in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning our financial information. Reference is further made to the disclosure contained in the Proxy Statement in the section titled “Selected Historical Consolidated Financial and Operating Data of Immunovant Sciences Ltd.” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Immunovant Sciences Ltd.” and is incorporated herein by reference.

Properties

Our facilities are described in the Proxy Statement in the section titled “Immunovant Sciences Ltd.’s Business – Facilities” and such description is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our common stock upon the Closing of the Business Combination by:

•	each person known by us to be the beneficial owner of more than 5% of our common upon the Closing of the Business Combination;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group upon the Closing of the Business Combination.

Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Applicable percentages are based on 56,455,376 shares of common stock outstanding on December 18, 2019, adjusted as required by rules promulgated by the Commission.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Class
Roivant Sciences Ltd.(2)	37,404,967	66.3%
RTW Entities(3)	4,426,106	7.8
Health Sciences Holdings, LLC (HSAC’s sponsor)(4)	2,775,000	4.9
Peter Salzmann, M.D., M.B.A.	—	—
Pamela Yanchik Connealy, M.B.A.	—	—
Julia G. Butchko, Ph.D.	—	—
W. Bradford Middlekauff, J.D.	—	—
Robert K. Zeldin, M.D., FAAAAI	—	—
Frank M. Torti, M.D.	—	—
Myrtle S. Potter	—	—
Atul Pande, M.D.	—	—
Andrew Fromkin	—	—
Douglas Hughes	—	—
George Migausky	20,000	*
All directors and executive officers (11 individuals) as a group	20,000	*

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is 412 West 15th Street, Floor 9, New York, New York 10011.
(2)

Excludes 10,000 shares of Series A preferred stock issued to Roivant upon Closing. Each share of Series A Preferred Stock is convertible at any time at the option of the holder into one share of common stock. Roivant owns all of the authorized and outstanding shares of Series A preferred stock, and is entitled to elect a specified number of directors to the Combined Company’s board of directors. Sakshi Chhabra, Andrew Lo, Patrick Machado, Keith Manchester, M.D., Ilan Oren and Vivek Ramaswamy are the members of the board of directors of Roivant and may be deemed to have shared voting, investment and dispositive power with respect to the shares held by this entity. These individuals disclaim beneficial ownership with respect to such shares except to the extent of their pecuniary interest therein. The principal business address of Roivant is Suite 1, 3rd Floor, 11-12 St. James’s Square, London SW1Y 4LB, United Kingdom.

(3)	Consists of shares owned by RTW Master Fund, Ltd. and RTW Innovation Master Fund, Ltd. Roderick Wong M.D. has voting and dispositive power over the shares owned by the RTW Entities.
(4)

HSAC’s sponsor is governed by a board of directors consisting of three directors: Roderick Wong, M.D., Naveen Yalamanchi, M.D., and Alice Lee. Each director has one vote, and the approval of a majority of the directors is required to approve an action of HSAC sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing analysis, no director of HSAC’s sponsor exercises voting or dispositive control over any of the securities held by HSAC sponsor, even those in which he or she directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

Directors and Executive Officers

Our directors and executive officers after the Closing are described in the Proxy Statement in the section titled “Directors, Executive Officers, Executive Compensation and Corporate Governance” and such description is incorporated herein by reference.

Executive Compensation

The executive compensation of our executive officers and directors is described in the Proxy Statement in the section titled “Directors, Executive Officers, Executive Compensation and Corporate Governance” and such description is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Proxy Statement in the section titled “Certain Transactions” and such descriptions are incorporated herein by reference.

Legal Proceedings

We are not currently a party to any material legal proceedings, and we are not aware of any pending or threatened legal proceeding against us that we believe could have a material adverse effect on our business, operating results or financial condition.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

On December 19, 2019, our common stock, units and warrants began trading on the Nasdaq under the symbols “IMVT,” “IMVTU” and “IMVTW,” respectively. We have not paid any cash dividends on shares of our common stock to date and do not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of our board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board of directors does not anticipate declaring any dividends in the foreseeable future.

Information regarding HSAC’s common stock, rights and units and related stockholder matters are described in the Proxy Statement in the section titled “Summary of the Proxy Statement—Trading Market and Dividends” and such information is incorporated herein by reference.

Description of Registrant’s Securities

Our securities are described in the Proxy Statement in the sections titled “Description of HSAC’s Securities” and “Description of the Combined Company’s Securities” and such descriptions are incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, we entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

This summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning our consolidated financial statements and supplementary data.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning our financial information.

Item 2.02.	Results of Operations and Financial Condition.

Certain annual and quarterly financial information regarding Immunovant was included in the Proxy Statement, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Immunovant Sciences Ltd.” and such information is incorporated herein by reference. The disclosure contained in Item 2.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth under Item 2.01 above is incorporated in this Item 3.02 by reference. The 42,080,376 shares of common stock and 10,000 shares of Series A preferred stock issued pursuant to the Share Exchange Agreement were issued in reliance upon an exemption from the registration requirements pursuant to Section 4(a)(2) of the Securities Act. The ISL securityholders receiving the shares represented their intentions to acquire the shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the shares.

Item 3.03.	Material Modification to Rights of Security Holders

Amended and Restated Certificate of Incorporation

Upon the Closing of the Business Combination, HSAC’s certificate of incorporation (the “Charter”) was amended and restated to:

(a)	change the name of the Combined Company to “Immunovant, Inc.” from “Health Sciences Acquisitions Corporation”;

(b)	increase the authorized number of shares of common stock from 30,000,000 shares to 500,000,000 shares;

(c)

authorize the issuance of up to 10,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by the Combined Company’s board of directors to increase the number of outstanding shares and discourage a takeover attempt;

(d)

authorize the issuance of up to 10,000 shares of Series A Preferred Stock and designate the rights, preferences and privileges of the Series A Preferred Stock, including that the holder(s) of a majority of the outstanding shares of Series A Preferred Stock will be entitled to elect: (1) four directors (the “Series A Preferred Directors”), as long as the holder(s) of Series A Preferred Stock hold 50% or more of the voting power of all then-outstanding shares of capital stock of the Combined Company entitled to vote generally at an election of directors, (2) three Series A Preferred Directors, as long as the holder(s) of Series A Preferred Stock hold 40% or more but less than 50% of the voting power of all then-outstanding shares of capital stock of the Combined Company entitled to vote generally at an election of directors, and (3) two Series A Preferred Directors, as long as the holder(s) of Series A Preferred Stock hold 25% or more but less than 40% of the voting power of all then-outstanding shares of capital stock of the Combined Company entitled to vote generally at an election of directors;

(e)	provide that the number of directors constituting the board of directors of the Combined Company will be fixed at no less than seven;

(f)

provide that directors may be removed with or without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of the Combined Company’s capital stock entitled to vote generally at an election of directors; provided that the Series A Preferred Directors may be removed without cause only by the holder(s) of Series A Preferred Stock;

(g)

declassify the Combined Company’s board of directors and provide that each director will serve for a one-year term, until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(h)

provide that, as long as the Combined Company is a “controlled company,” as such term is defined under the rules of the exchange on which the Combined Company’s securities are listed, the chairperson of the board of directors of the Combined Company will be entitled to a casting vote and be entitled to two votes on any matter or resolution presented to the full board of directors or any committee on which he or she then serves for which a majority vote cannot be obtained;

(i)

provide that from and after such time as the Combined Company is no longer a “controlled company,” as such term is defined under the rules of the exchange on which the Combined Company’s securities are listed, no action shall be taken by the stockholders of the Combined Company except at an annual or special meeting of stockholders called in accordance with the Combined Company’s bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission; provided that the holder(s) of Series A Preferred Stock may at all times act by written consent or electronic transmission to exercise the right to elect or remove the Series A Preferred Directors or otherwise act as permitted pursuant to the Charter;

(j)	provide that the Combined Company opts out of Section 203 of the Delaware General Corporation Law;

(k)

provide that, from and after such time as the Combined Company is no longer a “controlled company,” as such term is defined under the rules of the exchange on which the Combined Company’s securities are listed, any amendment to the Combined Company’s bylaws will require the approval of the holders of at least 66 2/3% of the Combined Company’s then-outstanding shares of capital stock entitled to vote generally at an election of directors;

(l)

provide that, from and after such time as the Combined Company is no longer a “controlled company,” as such term is defined under the rules of the exchange on which the Combined Company’s securities are listed, any amendment to certain provisions of the Charter will require the approval of the holders of at least 66 2/3% of the Combined Company’s then-outstanding shares of capital stock entitled to vote generally at an election of directors; provided that the Combined Company shall not amend any provision of its Charter in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock without the approval of the holder(s) of a majority of the Series A Preferred Stock;

(m)	remove various provisions related to its operations as a blank check company prior to the consummation of an initial business combination; and

(n)	provide that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act.

This summary is qualified in its entirety by reference to the text of the amended and restated certificate of incorporation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing of the Business Combination, HSAC’s bylaws were amended and restated to be consistent with Immunovant’s amended and restated certificate of incorporation and to make certain other changes that our board of directors deemed appropriate for a public operating company. The amended and restated bylaws are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Dismissal of WithumSmith+Brown, PC

As of December 18, 2019, WithumSmith+Brown, PC (“Withum”) was dismissed as our independent registered accounting firm. This decision was approved by our board of directors.

Withum’s report on HSAC’s financial statements as of December 31, 2018 and for the period from December 6, 2018 (HSAC’s inception) through December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of Withum’s engagement by HSAC, and the subsequent interim period preceding Withum’s dismissal, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Withum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Withum’s engagement and the subsequent interim period preceding Withum’s dismissal.

We provided Withum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K and requested that Withum furnish a letter addressed to the Commission, which is filed as Exhibit 16.1 to this Current Report on Form-K, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Appointment of Ernst & Young LLP

On December 18, 2019, our board of directors approved the appointment of Ernst & Young LLP (“EY”) as our independent registered accounting firm. EY served as the independent registered accounting firm for ISL.

During the period from December 6, 2018 (HSAC’s inception) through December 31, 2018 and the subsequent interim period preceding the engagement of EY, HSAC did not consult EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on HSAC’s financial statements, and neither a written report was provided to HSAC or oral advice was provided that EY concluded was an important factor considered by HSAC in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement in the sections titled “The Business Combination Proposal” and “The Share Exchange Agreement,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As a result of the issuance of shares in connection with the Closing on December 18, 2019, we experienced a change in control. Immediately after giving effect to the Transactions, there were 56,455,376 shares of our common stock outstanding, 66.3% of which were held by Roivant. In addition, Roivant holds 10,000 shares of our Series A preferred stock, the rights and preferences of which are set forth in our amended and restated certificate of incorporation and include the right to appoint a certain number of directors to our board of directors. See Item 3.03 of this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Departure of Directors and Officers

The following persons are serving as executive officers and directors following the Closing. For biographical information concerning such executive officers and directors, see the disclosure in the Proxy Statement in the section titled “Directors, Executive Officers, Executive Compensation and Corporate Governance—Directors and Executive Officers after the Business Combination,” which is incorporated herein by reference.

Name	Age	Position
Peter Salzmann, M.D., M.B.A.	52	Chief Executive Officer and Director
Pamela Yanchik Connealy, M.B.A.	58	Chief Financial Officer
Julia G. Butchko, Ph.D.	48	Chief Development and Technology Officer
W. Bradford Middlekauff, J.D.	58	General Counsel and Secretary
Robert K. Zeldin, M.D., FAAAAI	56	Chief Medical Officer
Frank M. Torti, M.D.	40	Chairperson of the Board of Directors
Myrtle S. Potter	60	Director
Atul Pande, M.D.	65	Director
Andrew Fromkin	53	Director
Douglas Hughes	58	Director
George Migausky	64	Director

Effective upon the Closing, each of Roderick Wong, M.D., Naveen Yalamanchi, M.D., Alice Lee and Stephanie A. Sirota resigned as executive officers of HSAC, and each of Naveen Yalamanchi, M.D., Sukumar Nagendran, M.D., Pedro Granadillo and Gotham Makker, M.D. resigned as directors of HSAC.

2019 Equity Incentive Plan

At the Special Meeting, the HSAC stockholders considered and approved the 2019 Equity Incentive Plan (the “Equity Incentive Plan”), and reserved 5,500,000 shares of common stock for issuance thereunder. The Equity Incentive Plan was previously approved, subject to stockholder approval, by the board of directors of HSAC on November 20, 2019. The Equity Incentive Plan became effective immediately upon the Closing of the Transactions. The number of shares of common stock reserved for issuance under the Equity Incentive Plan will automatically increase on April 1 of each year, beginning on April 1, 2020 and continuing through April 1, 2029, by 4.0% of the total number of shares of common stock outstanding on the last day of the preceding month, or a lesser number of shares as may be determined by the board of directors. The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive options under the Equity Incentive Plan is 16,500,000.

A more complete summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement in the section titled “The Equity Incentive Plan Proposal.” That summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2019, as a result of the Closing of the Business Combination, our board of directors adopted a resolution to change the Combined Company’s fiscal year end from December 31 (HSAC’s fiscal year end) to March 31 (ISL’s fiscal year end), effective immediately. Immunovant is not required to file a transition report on Form 10-KT and plans to report the financial results of the Combined Company for the fiscal year ending March 31, 2020 on an Annual Report on Form 10-K.

The information set forth in Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.06.	Change in Shell Company Status.

As a result of the Transactions, HSAC ceased being a shell company. Reference is made to the disclosure in the Proxy Statement in the sections titled “The Business Combination Proposal” and “The Share Exchange Agreement” and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K.

Item 8.01.	Other Events

On December 19, 2019, we issued a press release announcing the Closing of the Business Combination. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) and (b) of Form 8-K is set forth in the financial statements included in the Proxy Statement beginning on page F-1, and under “Unaudited Pro Forma Condensed Combined Financial Information,” and such information is incorporated herein by reference.

(d) Exhibits.

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date
2.1+	Share Exchange Agreement, dated September 29, 2019, by and among Immunovant Sciences Ltd., the stockholders of Immunovant Sciences Ltd., Roivant Sciences Ltd., and Health Sciences Acquisitions Corporation.	8-K	001-38906	2.1	October 2, 2019

3.1*	Amended and Restated Certificate of Incorporation of Immunovant, Inc.

3.2*	Amended and Restated Bylaws of Immunovant, Inc.

4.1	Specimen Warrant Certificate.	S-1/A	333-230893	4.3	April 29, 2019

4.2	Form of Warrant Agreement by and between Continental Stock Transfer & Trust Company and Health Sciences Acquisitions Corporation.	S-1/A	333-230893	4.4	April 29, 2019

10.1*	Amended and Restated Registration Rights Agreement, dated September 29, 2019, by and among Health Sciences Acquisitions Corporation and the Investors party thereto.

10.2*	Restricted Stock Agreement, dated September 29, 2019, by and between Health Sciences Acquisitions Corporation and Health Sciences Holdings, LLC.

10.3*†	2019 Equity Incentive Plan of Immunovant, Inc. and forms of award agreements thereunder.

10.4*†	2018 Equity Incentive Plan of Immunovant Sciences Ltd., and forms of award agreements thereunder.

10.5*†	Form of Indemnification Agreement.

10.6*^	License Agreement, dated December 19, 2017, by and between Roivant Sciences GmbH and HanAll BioPharma Co., Ltd.

10.7*	Assignment and Assumption Agreement, dated as of December 7, 2018, by and between Immunovant Sciences GmbH and Roivant Sciences GmbH, relating to the License Agreement by and between Roivant Sciences GmbH and HanAll BioPharma Co., Ltd.

10.8*	Services Agreement, effective as of August 20, 2018, by and between Roivant Sciences, Inc., Immunovant Sciences GmbH, IMVT Corporation (formerly Immunovant, Inc.) and Immunovant Sciences Ltd.

10.9*	Services Agreement, effective as of August 20, 2018, by and between Roivant Sciences GmbH and Immunovant Sciences GmbH.

10.10*	Amended and Restated Information Sharing and Cooperation Agreement, effective as of December 28, 2018, by and between Immunovant Sciences Ltd. and Roivant Sciences Ltd.

10.11*†	Employment Agreement with Peter Salzmann, dated as of May 30, 2019.

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

10.12*†	Employment Agreement with Pamela Connealy, dated as of October 22, 2019, as amended November 20, 2019.

10.13*†	Employment Agreement with Julia G. Butchko, dated as of October 9, 2019.

10.14*†	Employment Agreement with W. Bradford Middlekauff, dated as of April 15, 2019.

10.15*†	Employment Agreement with Robert K. Zeldin, dated as of July 8, 2019, as amended July 21, 2019.

16.1*	Letter from WithumSmith+Brown, PC.

21.1*	List of Subsidiaries.

99.1*	Press Release dated December 19, 2019.

*	Filed herewith.
+

The annexes, schedules, and certain exhibits to the Share Exchange Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Immunovant, Inc. hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the Commission upon request.

†	Indicates a management contract or compensatory plan, contract or arrangement.
^	Portions of this exhibit have been omitted as we have determined that the omitted information (i) is not material and (ii) would likely cause competitive harm to us if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immunovant, Inc.

Dated: December 20, 2019

	By:	/s/ Pamela Yanchik Connealy

Pamela Yanchik Connealy
Chief Financial Officer